Exhibit 99.1

Atlas Technical Consultants, Inc. Enters into Definitive Agreement to Be Acquired by GI Partners for $12.25 Per Share

Transaction Values Company at Approximately $1.05 billion

AUSTIN, Texas, January 31, 2023 – Atlas Technical Consultants, Inc. (Nasdaq: ATCX) (“Atlas” or the “Company”), a leading provider of infrastructure and environmental solutions, today announced that it has entered into a definitive agreement to be acquired by private investment firm GI Partners in an all-cash transaction valued at approximately $1.05 billion, including outstanding debt.

Under the terms of the transaction, Atlas shareholders will receive $12.25 per share in cash, which represents a premium of approximately 124% over the Company’s unaffected closing share price of $5.47 on January 30, 2023. Upon completion of the transaction, Atlas’ shares will no longer trade on Nasdaq and Atlas will become a private company.

“We are pleased to have reached this agreement with GI Partners, which we believe will deliver immediate and certain cash value to Atlas shareholders at a significant premium,” said Brian Ferraioli, Executive Chairman of the Board of Atlas. “The Board’s decision follows careful evaluation of the transaction and a comprehensive review of value creation opportunities for Atlas.”

“Since founding Atlas in 2017, we have built one of the largest pure-play professional and technical services businesses, serving infrastructure and environmental markets in the United States,” said L. Joe Boyer, Atlas’ Chief Executive Officer. “This transaction recognizes the value our team has created over the last five years. Our partnership with GI Partners represents a new and exciting chapter for our employees and our customers. We are aligned in delivering exceptional service and helping our clients design and complete infrastructure projects that improve their communities.”

Transaction Approvals and Timing

The transaction was unanimously approved by Atlas’ Board of Directors, which recommends that Atlas shareholders vote in favor of the transaction.

Affiliates of Bernhard Capital Partners, which own approximately 43% of the outstanding Atlas common stock, have entered into a voting agreement in support of the transaction.

The transaction is expected to close in the second quarter of calendar 2023, subject to approval by Atlas shareholders, receipt of regulatory approvals and other customary closing conditions.

For further information regarding the terms and conditions of the definitive merger agreement, please see Atlas’ Current Report on Form 8-K, which will be filed in connection with the transaction.

Advisors

BofA Securities is serving as exclusive financial advisor to Atlas, and Kirkland & Ellis LLP and Potter Anderson & Corroon LLP are serving as legal counsel.

Ropes & Gray LLP is serving as legal counsel to GI Partners in connection with the transaction.

About Atlas Technical Consultants

Headquartered in Austin, Texas, Atlas is a leading provider of infrastructure and environmental solutions. We partner with our clients to improve performance and extend the lifecycle of built and natural infrastructure assets stressed by climate, health, and economic impacts. With 3,500+ employees nationwide, Atlas brings deep technical expertise to public- and private-sector clients, integrating services across four primary disciplines: Environmental (ENV); Testing, Inspection and Certification (TIC); Engineering & Design (E&D); and Program Management/Construction Management, and Quality Management (PCQM). To learn more about Atlas innovations for transportation, commercial, water, government, education, and industrial markets, visit https://www.oneatlas.com.

About GI Partners

Founded in 2001, GI Partners is a private investment firm with over 140 employees and offices in San Francisco, New York, Dallas, Chicago, Greenwich, Scottsdale, and London. The firm has assets under management totaling $35 billion and invests on behalf of leading institutional investors around the world through its private equity, real estate, and data infrastructure strategies. The private equity team invests primarily in companies in the healthcare, services, and software sectors. The real estate strategy focuses primarily on technology and life sciences properties as well as other specialized types of real estate. The data infrastructure team invests primarily in hard asset infrastructure businesses underpinning the digital economy. For more information, please visit www.gipartners.com.

Additional Information about the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving Atlas and GI Partners. A meeting of the stockholders of Atlas will be announced as promptly as practicable to seek stockholder approval in connection with the proposed merger. Atlas expects to file with the Securities and Exchange Commission (“SEC”) a proxy statement and other relevant documents in connection with the proposed merger. The definitive proxy statement will be mailed or given to the stockholders of Atlas and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF ATLAS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ATLAS, THE GI PARTNERS PRIVATE EQUITY FUNDS ACQUIRING ATLAS AND THE MERGER. Investors and security holders will be able to obtain these materials, when they are available, and other relevant documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the proxy statement, when they become available, may be obtained free of charge by accessing Atlas’s website at www.oneatlas.com or by contacting Atlas’s investor relations department by email at ir@oneatlas.com.

Certain Information Regarding Participants

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the merger will be set forth in the Company’s definitive proxy statement for its stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the merger will be set forth in the definitive proxy statement when it is filed with the SEC in connection with the merger. Information relating to the foregoing can also be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 16, 2022, and in its proxy statement for the 2022 Annual Meeting, which was filed with the SEC on April 26, 2022. To the extent holdings of Company securities have changed since the amounts printed in the proxy statement for the 2022 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 and Form 5 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents will be available free of charge from the sources indicated below.

Cautionary Note Regarding Forward-Looking Statements

Information set forth in this communication, including financial estimates and statements as to the expected timing, completion, and effects of the proposed transaction between Atlas and GI Partners, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by the fact that they use words such as “may,” “will,” “could,” “should,” “would,” “expect,” “anticipate,” “intend,” “estimate,” “believe” or similar expressions. Any forward-looking statements contained herein are based on current plans and expectations and involve risks and uncertainties that could cause actual outcomes and results to differ materially from current expectations. These forward-looking statements are subject to risks and uncertainties, and actual results might differ materially from those discussed in, or implied by, the forward-looking statements. Such forward-looking statements may include, but are not limited to, statements about the anticipated benefits of the merger, including future financial and operating results, expected synergies and cost savings related to the merger, the plans, objectives, expectations and intentions of Atlas, GI Partners and the combined company, the expected timing of the completion of the merger, the effect, impact, potential duration or other implications of the COVID-19 pandemic and any expectations we may have with respect thereto, the ability to recognize the anticipated benefits of our past acquisitions, which may be affected by, among other things, competition, the ability of Atlas to grow and manage growth profitably, maintain relationships with customers and suppliers and retain management and key employees, changes adversely affecting the business in which we are engaged, changes in applicable laws or regulations, the possibility that Atlas may be adversely affected by other economic, business, and/or competitive factors and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of Atlas or GI Partners, as applicable, and are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Neither Atlas nor GI Partners, nor any of their respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the risk that Atlas’s stockholders may not adopt the merger agreement, the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, risks that any of the closing conditions to the merger may not be satisfied or waived in a timely manner, risks related to disruption of management time from ongoing business operations due to the merger, the effect of the announcement of the merger on the ability of Atlas to retain customers and retain and hire key personnel and maintain relationships with its suppliers and other business partners, and on their operating results and businesses generally, the risk that potential litigation in connection with the merger may affect the timing or occurrence of the merger or result in significant costs of defense, indemnification and liability and transaction costs.

The forward-looking statements are based on the beliefs and assumptions of Company management and the information available to Company management as of the date of this communication. Atlas cautions investors not to place undue reliance on expectations regarding future results, levels of activity, performance, achievements or other forward-looking statements. The information contained in this document is provided by Atlas as of the date hereof, and, unless required by law, Atlas does not undertake and specifically disclaims any obligation to update these forward-looking statements contained in this document as a result of new information, future events or otherwise.

Discussions of additional risks and uncertainties are and will be contained in Atlas’s filings with the SEC, including but not limited to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Atlas’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and in its subsequently-filed Quarterly Reports on Form 10-Q. You can obtain copies of Atlas’s filings with the SEC for free at the SEC’s website (www.sec.gov).

Atlas Technical Consultants Contact Information

Investor Relations:

Chase Jacobson, Vallum Advisors
512-851-1507
ir@oneatlas.com

Media Relations:

Karlene Barron
770-314-5270
karlene.barron@oneatlas.com

GI Partners Contact Information

Chris Tofalli

Chris Tofalli Public Relations LLC

914-834-4334

chris@tofallipr.com

GI Partners

press@gipartners.com

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